UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2007

HS3 TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-117874

(Commission File Number)

20-3598613

(IRS Employer Identification No.)

1800 Boulder Street – Suite 600, Denver, Colorado, USA 80211

(Address of principal executive offices and Zip Code)

(303) 455-2550

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 18, 2007, Mark Lana resigned as our President and was appointed Chief Executive Officer and Robert A. Morrison was appointed to our board of directors and as President of our company.

For the past 15 years, Mr. Morrison has been the owner of RAM Enterprises, Inc., a computer networking consulting company that designs, builds and maintains computer networks for various enterprises.

Our board of directors now consists of Mark Lana and Robert A. Morrison.

Item 9.01	Financial Statements and Exhibits
99.1	News release dated June 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HS3 TECHNOLOGIES INC.

/s/ Mark Lana

Mark Lana

Chief Executive Officer and Director

June 19, 2007